EXHIBIT 99.1

RPX CORPORATION TO ACQUIRE INVENTUS SOLUTIONS

Acquisition of a Leading Discovery Management Company Furthers
RPX’s Vision of Utilizing Data to Reduce Costs, Risk

SAN FRANCISCO, CA - December 15, 2015 – RPX Corporation (NASADAQ: RPXC), the leading provider of patent risk management solutions, announced today that it has agreed to acquire privately-held Inventus Solutions, Inc., a leader in discovery management, for $232 million in cash, subject to customary adjustments, from investors led by private equity firm Clearlake Capital Group, LP. The transaction, which is expected to close in mid-to-late January 2016, is anticipated to add $50 to $60 million to RPX’s 2016 revenue.
“We see this acquisition as a natural extension of RPX’s expertise in mitigating patent risk and lowering legal costs for our clients,” said John Amster, CEO of RPX Corporation. “With our business posting its third year of solid cash generation and steady progress toward our vision of a patent clearinghouse, it is the right time to expand the services we can provide to mitigate risk and lower costs for corporate legal departments.
"Adding new services related to litigation and compliance discovery does this, while profitably accelerating our revenue and cash flow growth,” Amster continued. “At the same time, the acquisition expands the total available market we address with our services to lower legal costs and risk. Finally, it will also help increase our footprint inside our clients’ legal departments, which will strengthen our ability to achieve RPX’s long-term goal of establishing a broad, de facto patent clearinghouse.
“Over the past seven years, we believe that RPX’s patent risk management services have saved clients more than $2.5 billion in avoided litigation and settlement costs,” Amster concluded. “We understand how to use data and analytics to enhance efficiency in the patent licensing process. Inventus has had the same approach and same success in discovery management services. We believe these commonalities in approach and complementary value propositions make this an excellent acquisition for RPX as we continue executing on our long-term growth strategy.”
Inventus CEO Trevor Campion added that Inventus is also positioned to help accelerate the combined Company’s growth by continuing to expand its customer base in the US and abroad.
“Over the past year and a half we have identified, acquired and successfully integrated two peer companies in the legal discovery sector,” said Campion, “and we continue to assess other candidates that fit well with the Inventus model. At the same time, we have a solid organic growth plan, and are building a strong presence in international markets, where eDiscovery services are starting to be adopted more widely.”
Inventus, headquartered in Chicago, is one of the leading providers of technology-based services to locate, secure, organize and search electronic data for corporations and law firms. Its Luminosity technology provides an overlay to industry–standard software to provide unique analysis and insights, helping to create a more strategic, lasting relationship with its more than 1,000 clients. Inventus will remain headquartered in Chicago and Trevor will continue in his role as CEO of Inventus. Inventus will operate independently, as a subsidiary of RPX.
GCA Savvian Advisors, LLC is serving as financial advisor to RPX and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to RPX in connection with this transaction. GCA Savvian also provided a fairness opinion to RPX in connection with the Company's acquisition of Inventus.
Conference Call
RPX management will host a conference call and live webcast for analysts and investors at 2:30 pm PST/5:30 pm EST on December 15, 2015. Parties in the United States and Canada can access the call by dialing 1-888-438-5525, using conference code 101445.

International parties can access the call by dialing 1-719-325-2463, using conference code 101445.
A live and archived audio webcast of the event will be available on the Investor Relations Events and Presentations section of the Company’s website at http://ir.rpxcorp.com/events.cfm.
About RPX Corporation

RPX Corporation (RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence, insurance services, and advisory services. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps mitigate and manage patent risk for its growing client network.

Statements herein that are not historical in nature, including those concerning the Company’s current expectations about the consummation and effect of its acquisition of Inventus Solutions, Inc. and the Company’s future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” or “continues.” These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. With respect to our proposed acquisition of Inventus Solutions, Inc., factors that could cause actual results to differ materially from those indicated or implied by the forward-looking statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement we entered into in connection with the proposed acquisition, the ability to satisfy all conditions to closing, including obtaining clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and complete the proposed acquisition, the disruption of management’s attention from our ongoing business operations due to the proposed acquisition and the failure to successfully integrate Inventus’s business, maintain Inventus’s customer, supplier and employee relationships or realize its projected revenue. Broader factors that could cause the Company’s actual results to differ materially from the forward-looking statements contained herein include, without limitation: inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

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Investor Relations Contact: JoAnn Horne Market Street Partners +1.415.445.3233 ir@rpxcorp.com	Media Contact: Allan Whitescarver RPX Corporation +1.415.852.3171 media@rpxcorp.com